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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):         March 24, 2003
                                                 -------------------------------



                            NOBLE INTERNATIONAL, LTD.
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             (Exact name of registrant as specified in its charter)


       Delaware                         001-13581                 38-3139487
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(State or other jurisdiction      (Commission File Number)   (IRS Employer
of incorporation)                                            Identification No.)


                     28213 Van Dyke Avenue, Warren, MI 48093
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:     (586)751-5600
                                                    -----------------------


          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Noble Logistic Services, Inc.

         On March 24, 2003, Noble International, Ltd. (the "Company"), through its wholly owned subsidiaries, Noble Logistic Services, Inc. a Michigan corporation and Noble Logistic Services, Inc. a California corporation (collectively "NLS") completed the sale of all of its stock and assets comprising its logistics business.

         NLS was engaged in the same day dedicated delivery of supplies and parts to a broad range of local and regional customers, including automobile dealerships, pharmaceutical distributors, reprographic and other industries. NLS maintained locations throughout the continental United States.

         The aggregate consideration paid for the sale of the logistics group (the "NLS Sale") consisted of $11,000,000.

         The Company intends to utilize the proceeds from the sale to reduce the amounts outstanding under its existing credit facility.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  2.1 Stock Purchase Agreement among SRS Texas Holdings, LLC and Noble Logistic Services Holdings, Inc., Noble Logistic Services, Inc., and Noble International, Ltd., dated March 21, 2003.

                  2.2 Asset Purchase Agreement among SRS California Operations, LLC and Noble Logistic Services, Inc., a California corporation, Noble Logistic Services, Inc., a Michigan corporation, and Noble International, Ltd., dated March 21, 2003.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NOBLE INTERNATIONAL, LTD.,
                                        a Michigan corporation
                                        (Registrant)


Date: April 4, 2003                     By: /s/ Michael C. Azar
                                           ---------------------------------
                                                 Michael C. Azar,
                                                 Secretary and General Counsel



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                                 EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION

EX-2.1 Stock Purchase Agreement among SRS Texas Holdings, LLC and Noble Logistic Services Holdings, Inc., Noble Logistic Services, Inc., and Noble International, Ltd., dated
                    March 21, 2003.

EX-2.2 Asset Purchase Agreement among SRS California Operations, LLC and Noble Logistic Services, Inc., a California corporation, Central Transportation & Delivery, Inc., Noble Logistic Services, Inc., a Michigan corporation, and Noble International, Ltd., dated March 21, 2003.




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